Exhibit 99.8

SECOND QUARTER 2003 EARNINGS REVIEW JULY 16, 2003

SECOND QUARTER 2003 SUMMARY Earnings per share $0.22 Corporate market share down in U.S. and flat in Europe North America unit revenue up; net pricing down in U.S. and Europe Continued strong automotive cost performance at $1.3 billion for the quarter* Ford Europe results unsatisfactory, while P.A.G. improved substantially Cash position improved * See Appendix (page 7 of 12) for reconciliation to GAAP

SLIDE 1

Earnings Per Share $0.22 $(0.07) $0.67 $0.96 Net Income (Mils.) $417 $(153) $1,313 $1,837 - Income from Continuing Operations 425 (194) 1,324 785 Revenue (Bils.) Total Sales and Revenue $40.7 $(1.5) $81.6 $(0.1) Automotive Sales 34.2 (1.0) 68.4 1.0 Vehicle Unit Sales (000) 1,717 (137) 3,430 (100) Automotive Return On Sales Worldwide 0.3% (0.6) Pts. 1.0% 0.8 Pts. Automotive Cash, Marketable and Loaned Securities and VEBA* Assets (Bils.) Gross $28.7 $3.8 $28.7 $3.8 Net of Automotive Debt 14.2 3.3 14.2 3.3 Operating-Related Cash Flows Before Tax Refunds 1.6 ** - 2.2 ** - * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Slide 14 for calculation and Appendix (pages 11 and 12 of 12) for reconciliation to GAAP SECOND QUARTER RESULTS 2003 B / (W) 2002 Second Quarter 2003 B / (W) 2002 First Half

SLIDE 2

TOTAL COMPANY SECOND QUARTER 2003 PROFIT / (LOSS) B / (W) 2002 $(285) $(400) $115 Memo: First Half Amount $2,055 $662 $1,393 B / (W) 2002 1,079 629 450 W'wide Auto Fin Svcs 2Q 718 10 715 Worldwide Automotive Financial Services $3 Pre-Tax Profits by Sector (Mils.) $715 $718

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2003 SECOND QUARTER PRE-TAX PROFIT COMPARED WITH 2002 SECOND QUARTER 2002 2003 Volume Revenue Cost Other Fin Svcs. 1 0.7 -1.057 -0.746 1.263 0.14 0.115 Corporate Pre-Tax Profit (Bils.) $1.0 $(0.7) $(1.1) 2002 2nd Qtr. Net Pricing Cost Performance $1.3 Volume / Mix $0.7 Other $0.1 Financial Services $0.1 Automotive 2003 2nd Qtr. $(0.3)

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AUTOMOTIVE SECTOR SECOND QUARTER 2003 PROFIT / (LOSS) w'wide n. a. intl other 1995 MARKET PROFITS 10 445 -411 -31 Worldwide $3 Pre-Tax Profits by Segment (Mils.) $445 $(411) North America International Other Automotive B / (W) 2002 $(400) $(476) $(40) $116 $(31)

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AUTOMOTIVE SECTOR - NORTH AMERICA SEGMENT SECOND QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 921 445 1st Qtr 2nd Qtr East 23087 20698 1st Qtr 2nd Qtr East 1120 980 $445 $921 2002 2003 2002 2003 2002 2003 $20,698 $23,087 980 1,120 Memo: U.S. Mkt. Share 20.1% 19.3% Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000)

SLIDE 6

AUTOMOTIVE SECTOR - INTERNATIONAL SEGMENT SECOND QUARTER 2003 PROFIT / (LOSS) int'l europe s.a. ap pag other PBT -411 -525 -69 -28 166 45 International $(411) Pre-Tax Profits by Operation (Mils.) $(525) $166 Europe Asia Pacific South America Other $(28) $(69) B / (W) 2002 $(40) $(507) $129 $25 $288 $25 $45 P.A.G.

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INTERNATIONAL SEGMENT - EUROPE SECOND QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 4881 5000 2003 2002 $5,196 $4,881 Memo: Mkt. Share 8.6% 8.7% Revenue (Mils.) 2002 2003 East 417 409 2003 2002 409 417 Vehicle Unit Sales (000) 1st Qtr 2nd Qtr East -18 -525 $(18) $(525) 2003 2002 Pre-Tax Profit (Mils.)

SLIDE 8

INTERNATIONAL SEGMENT - SOUTH AMERICA SECOND QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East 46 49 2002 46 Vehicle Unit Sales (000) 2003 41 1st Qtr 2nd Qtr East 426 435 2003 2002 $426 $435 Revenue (Mils.) 1st Qtr 2nd Qtr East -198 -69 $(69) $(198) 2003 2002 Pre-Tax Profit (Mils.) 49 Memo: Brazil Mkt. Share 9.0% 11.7%

SLIDE 9

INTERNATIONAL SEGMENT - ASIA PACIFIC SECOND QUARTER KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East -53 -28 1st Qtr 2nd Qtr East 1037 1414 1st Qtr 2nd Qtr East 75 83 $(28) $(53) 2003 2002 2003 2002 2003 2002 $1,414 $1,037 75 83 Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000) Memo: Australia 12.8% 13.6% Mkt. Share

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INTERNATIONAL SEGMENT - P.A.G. SECOND QUARTER 2003 KEY METRICS -- 2003 vs. 2002 1st Qtr 2nd Qtr East -122 166 1st Qtr 2nd Qtr East 5471 6439 1st Qtr 2nd Qtr East 196 195 $(122) $166 2003 2002 2003 2002 2003 2002 $5,471 $6,439 196 196 Memo: Mkt. Share U.S. 1.2% 1.3 % Europe 2.2 2.1 Pre-Tax Profit (Mils.) Revenue (Mils.) Vehicle Unit Sales (000)

SLIDE 11

FINANCIAL SERVICES SECTOR SECOND QUARTER 2003 PROFIT / (LOSS) B / (W) 2002 $115 $142 $(15) $(12) Pre-Tax Profits by Segment (Mils.) Total Ford Cred Hert Other 1995 MARKET PROFITS 715 661 57 -18 Total Hertz Other Financial Services $661 $57 $715 $(3) Ford Credit

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FORD CREDIT RESULTS AND METRICS Receivables (Bils.) On-Balance Sheet $142 $134 * Off-Balance Sheet 65 56 Managed $207 $190 Credit Losses (Mils.) On-Balance Sheet $546 $452 Managed 636 641 Loss-to-Receivables Ratio On-Balance Sheet 1.58% 1.50 % Managed - U.S. Retail and Lease 1.23 1.72 - Worldwide Total 1.25 1.35 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.1 $3.2 - Pct. Of EOP Receivables 2.19% 2.42 % Leverage (To 1)*** Financial Statement 10.4 11.3 Managed 13.3 12.9 * Includes receivables sold in securitization. See Appendix (pages 8, 9, 10 of 12) ** Includes credit losses on reacquired receivables; 1.44% excluding credit losses on reacquired receivables *** See Appendix (pages 8, 9, 10 of 12) for calculation, definitions and reconciliation 2002 2003 Second Quarter Key Metrics Income from Continuing Ops. (Mils.) $326 $401 ROE 9.6% 12.3% 2002 2003 East 521 661 $519 $661 Pre-Tax Profit (Mils.) 2nd Qtr. 2002 2nd Qtr. 2003 **

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SECOND QUARTER AUTOMOTIVE CASH AND CASH FLOWS* Cash, Marketable and Loaned Securities, and VEBA Assets June 30, 2003 $28.7 $28.7 March 31, 2003 / December 31, 2002 26.6 25.3 Change in Gross Cash $ 2.1 $ 3.4 Operating Related Cash Flows Automotive Pre-Tax Profits $ 0 $ 0.7 Capital Spending (2.0) (3.4) Depreciation & Amortization 1.3 2.7 Changes in Receivables, Inventory, and Trade Payables (0.2) (0.6) U.S. Pension Contribution 0 (1.0) Capital Transactions with Financial Services Sector 0.9 1.7 Other -- Primarily Taxes, Expense & Payment Timing Differences 1.6 2.1 Total Operating Related Before Tax Refunds $ 1.6 $ 2.2 Tax Refunds 0 0.9 Total Operating Related Cash Flows $ 1.6 $ 3.1 Divestitures and Acquisitions Divestitures and Asset Sales 0.2 0.4 Capital Calls and Acquisitions 0 0 Financing Related Cash Flows Dividends to Shareholders (0.2) (0.4) All Other Financing -- Primarily Increase in Automotive Debt 0.5 0.3 Change in Gross Cash $ 2.1 $ 3.4 * See Appendix (pages 11 and 12 of 12) for reconciliation to GAAP 2003 2nd Qtr. (Bils.) 2003 1st Half (Bils.)

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2003 FULL YEAR MILESTONES Planning Assumptions Industry Volume -- U.S. 16.5 million units No Change 16.4 Mils. -- Europe 17.0 million units 16.3 Mils. 16.6 Mils. Net Pricing* -- U.S. (Ford / LM) Zero Less than Zero (1.2)% -- Europe (Ford) 1% Less than Zero (2.0)% Physicals Market Share Improve in all regions On-Track Mixed Quality Improve in all regions On Track Improved Automotive Cost Performance* Improve by at least $500 million $2.5 Bils. $1.9 Bils. Capital Spending $8 billion On Track $3.4 Bils. Financial Results Automotive Income Before Taxes Breakeven On Track $662 Mils. Operating Related Cash Flows** Breakeven On Track $2.2 Bils. Ford Credit - Improve cash contribution to Parent On Track $1.9 Bils. - Maintain managed leverage in low On-Track 12.9 to 1 end of 13-14 to 1 range*** 2003 Milestone * At constant volume, mix, and exchange (see Appendix (pages 5 and 7 of 12) for reconciliation to GAAP) ** Excluding tax refunds *** See Appendix (pages 11 and 12 of 12) for calculation, definitions and reconciliation Full Year Outlook Base 1st Half

SLIDE 15

2003 COST PERFORMANCE 2003 First Half (Bils.) Full Year Expectation (Bils.) Cost Performance Results $1.9 About $2.5 Costs Increasing New Product Program Costs Pension / Healthcare Depreciation / Amortization Costs Decreasing Current Model Product Costs Quality-Related Manufacturing / Engineering Overhead

SLIDE 16

OUTLOOK Third Quarter production lower than year ago 810,000 units in North America, down 141,000 units 335,000 units in Europe, down 22,000 units 150,000 units at P.A.G., down 4,000 units High incentive spending continues Full year cost improvement of about $2.5 billion Ford Credit returning to trend levels Continued focus on improving efficiency of our business Earnings Per Share Outlook Third Quarter ~ $(0.15) Full Year $0.70

SLIDE 17

SAFE HARBOR Greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in South America or Asia; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; A further credit rating downgrade; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

SLIDE 18

DEFINITION OF AUTOMOTIVE SEGMENTS North America International Europe South America Asia Pacific Premier Automotive Group (P.A.G.) Other Other Automotive Ford, Lincoln, and Mercury brands in U.S., Canada, and Mexico Ford Brand Ford Brand Ford Brand Jaguar, Land Rover, Volvo, and Aston Martin worldwide Includes Ford share of Mazda earnings Primarily net interest Appendix (Page 1 of 12)

SECOND QUARTER AUTOMOTIVE SUMMARY Appendix (Page 2 of 12) North America 1,120 980 $23.1 $20.7 $ 921 $ 445 International Europe 417 409 $ 4.9 $ 5.2 $ (18) $(525) South America 46 49 0.4 0.4 (198) (69) Asia Pacific 75 83 1.0 1.4 (53) (28) P.A.G. 196 196 5.5 6.4 (122) 166 Other - - - - 20 45 Total International 734 737 $11.8 $13.5 $(371) $(411) Other Automotive - - 0.3 - (147) (31) Total Automotive 1,854 1,717 $35.2 $34.2 $403 $ 3 2002 (000) 2003 (000) 2002 (Bils.) 2003 (Bils.) 2002 (Mils.) 2003 (Mils.) Vehicle Unit Sales Revenue Pre-Tax Profits

PRODUCTION VOLUMES North America 1,008 (168) 810 (141) Europe 406 (23) 335 (22) P.A.G. 182 (8) 150 (4) Units (000) 2003 Actual Appendix (Page 3 of 12) Second Quarter B / (W) 2002 (000) Units (000) Third Quarter 2003 Forecast B / (W) 2002 (000)

U.S. MARKET DATA Appendix (Page 4 of 12) Corporate Market Share 21.2% 20.6% 21.3 % Sales Mix (Ford / LM) Fleet Sales (Pct. of Total) 28% 27% 28 % Red Carpet Lease (Pct. of Total) 7 5 13 Red Carpet Lease (Pct. of Retail) 10 7 18 Inventory Days' Supply (Ford / LM) Car 66 67 64 Truck 95 86 68 Average 84 80 67 1st Qtr. 2003 2ndQtr. 2003 Memo 2nd Qtr. 2002

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Appendix (Page 5 of 12) Automotive Sales 2003 $20,698 $21,120 $5,196 $12,704 $42,913 $21,414 $10,219 $12,774 2002 23,087 20,613 4, 881 11,705 44,560 20,726 9,019 11,883 2003 B / (W) $ (2,389) $ 507 $ 315 $ 999 $ (1,647) $ 688 $ 1,200 $ 891 than 2002 Memo: Chg. in 2.5% 8.5% 3.3% 7.5 % Auto. Sales Explanation of Change (Pct.) Mix, Exchange, Other 5.2% 11.1% 4.5% 9.5 % Net Pricing (2.7) (2.6) (1.2) (2.0) Total 2.5% 8.5% 3.3% 7.5 % North America (Mils.) (Per Unit) Second Quarter Europe (Per Unit) (Mils.) North America (Mils.) (Per Unit) First Half Europe (Per Unit) (Mils.)

COSTS AND EXPENSES AUTOMOTIVE SECTOR Appendix (Page 6 of 12) Total Cost and Expenses $34,610 $34,156 $454 $66,841 $67,553 $(712) Select Cost Items Included Above: Depreciation $ 631 $ 644 $ (13) $1,219 $1,337 $(118) Amortization 651 667 (16) 1,223 1,352 (129) Selling and Admin. 2,296 2,415 (119) 4,551 4,667 (116) Post-Retirement Expense 572 790 (218) 1,060 1,588 (528) 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) Second Quarter 2002 (Mils.) 2003 (Mils.) 2003 B / (W) 2002 (Mils.) First Half

RECONCILIATION OF AUTOMOTIVE COST PERFORMANCE TO COST OF SALES AND SELLING, ADMINISTRATIVE, AND OTHER EXPENSE Appendix (Page 7 of 12) Total 2002 Cost and Expenses $(34.6) $(66.8) 2003 B / (W) 2002 Volume, Mix and Exchange-Related Cost Changes $ (0.9) $ (2.7) Automotive Year-Over-Year Cost Performance 1.3 1.9 B / (W) 2002 $ 0.4 $ (0.8) Total 2003 Cost and Expenses $(34.2) $(67.6) 2nd Qtr. (Bils.) 1st Half. (Bils.)

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables - receivables reported on Ford Credit's balance sheet (including FCAR) and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service (i.e., Non-FCAR securitizations) Serviced-Only Receivables - receivables Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Managed Credit Losses - credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Impact of On-Balance Sheet Securitization - retail installment receivables reported on Ford Credit's balance sheet include receivables sold for legal purposes in securitizations. These receivables are available only to pay securitization investors and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the obligation of Ford Credit Appendix (Page 8 of 12)

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest on Securitized Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio Appendix (Page 9 of 12)

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $142.1 $146.2 Total Securitized Receivables Outstanding 65.7 56.0 Retained Interest in Securitized Receivables (11.5) (14.5) Adjustments for Cash and Cash Equivalents (4.2) (9.7) Adjustments for SFAS 133 (3.3) (6.6) Adjusted Debt $188.8 $171.4 Total Stockholder's Equity $ 13.7 $ 12.9 Adjustments for SFAS 133 0.5 0.4 Adjustments for Minority Interest ** ** Adjusted Equity $ 14.2 $ 13.3 Managed Leverage To 1*** 13.3 12.9 Financial Statement Leverage = Total Debt / Equity 10.4 11.3 * Includes $11.3 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Less than $50 million *** Adjusted Debt / Adjusted Equity June 30, 2002 (Bils.) June 30, 2003 (Bils.) Leverage Calculation * Appendix (Page 10 of 12)

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 7.5 $ 2.3 * $ 8.5 Marketable Securities 17.4 15.0 (2.4) 14.9 Loaned Securities 0 4.6 4.6 0 Total Cash / Market. Sec. $22.6 $27.1 $ 4.5 $23.4 VEBA 2.7 1.6 (1.1) 1.5 Gross Cash $25.3 $28.7 $ 3.4 $24.9 * Automotive cash flow as shown in our sector statement of cash flows Dec 31 2002 (Bils.) Jun 30 2003 (Bils.) Jun 30, 2003 B / (W) Dec 31, 2002 (Bils.) Appendix (Page 11 of 12) Memo: Jun 30 2002 (Bils.) $3.8

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities $ 3.0 $ 2.7 $ 5.7 Trading* Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $ 0.8 $ 0.9 $ 1.7 Capital Expenditures (1.4) (2.0) (3.4) Net Transactions Between Auto. and Financial Services (0.3) 0 (0.3) Sectors** Other, Primarily Exclusion of Inflow from VEBA Drawdown (0.6) 0 (0.6) Total Reconciling Items $(1.5) $(1.1) $(2.6) Operating Related Cash Flows $ 1.5 $ 1.6 $ 3.1 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows YTD (Bils.) Appendix (Page 12 of 12) 2nd Qtr. (Bils.) 1st Qtr. (Bils.) 2003